UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 11, 2024
_______________________________________
BurgerFi International, Inc.
(Exact name of registrant as specified in its charter)
_______________________________________

001-38417	Delaware	82-2418815
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

200 East Las Olas Blvd., Suite 1400 Fort Lauderdale, FL	33301
(Address of Principal Executive Offices)	(Zip Code)
(954) 618-2000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
_______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 of this Current Report on Form 8-K (this “Form 8-K) regarding the DIP Financing Agreement (as defined below) is incorporated herein by reference.

Item 1.03 Bankruptcy or Receivership.

On September 11, 2024, BurgerFi International, Inc. (the “Company”) and one hundred fourteen (114) affiliates (the “Affiliates” and collectively the Company and the Affiliates, the “Debtors”) each filed a voluntary petition for relief (the “Bankruptcy Petition”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). All such chapter 11 cases in the Company’s bankruptcy case are being jointly administered by the Bankruptcy Court under the caption In re BurgerFi International, Inc., et al., Case No. 24-12017 (CTG). The Company is continuing to operate its business as a debtor in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. Further information about the Bankruptcy Petition and the Company’s chapter 11 case is available free of charge at the website maintained by Company’s claims and noticing agent at https://cases.stretto.com/BFI.

In connection with the Bankruptcy Petition, the Debtors filed motions seeking Bankruptcy Court approval of debtor-in-possession financing on the terms set forth in that certain Secured Super-Priority Debtor-in-Possession Credit Agreement, dated on September 14, 2024, as amended, restated, supplemented, or otherwise modified from time to time (the “DIP Financing Agreement”), by and among the (i) the Company, (ii) Plastic Tripod, Inc., a Delaware corporation and a subsidiary of the Company (together with the Company, each a “Borrower” and collectively, “Borrowers”), (iii) the other subsidiaries of the Company party thereto (each a “Guarantor” and collectively, the “Guarantors” and together with Borrowers, the “Credit Parties”), and (iv) TREW Capital Management Private Credit 2 LLC, a Delaware limited liability company, as the sole lender under the Credit Agreement (“Lender”) and also as administrative agent and collateral agent (in such capacities, together with its successors and permitted assigns, the “Senior Administrative Agent” and together with the Lender and the Senior Administrative Agent, the “Lender Parties”).The DIP Financing Agreement provides for senior secured superpriority debtor-in-possession financing facilities (the “DIP Financing”) consisting of a $5,180,000 senior secured, multiple-draw credit facility to the Debtors comprised of (x) (i) an Interim New Money DIP Loan in the aggregate principal amount of up to $3,500,000 and (ii) an Interim Roll Up DIP Loan in the aggregate principal amount of $7,000,000, each of which will be available to be drawn or deemed drawn, as applicable, after entry of the Interim Order (as defined below) and (y) (i) an Additional New Money DIP Loan in the aggregate principal amount of up to $1,680,000, and (ii) an Additional Roll Up DIP Loan in the aggregate principal amount of $3,360,000, each of which will be available to be drawn or deemed drawn after entry of the Final Order.

The Borrowers shall repay to the Lender on the Maturity Date the aggregate principal amount of all Loans outstanding on such date, together with all accrued and unpaid interest thereon, any outstanding fees, in each case, payable in accordance with the DIP Loan Documents. Use of proceeds of the Loans shall only be used in accordance with the Budget and the DIP Order. The DIP Financing is subject to certain customary covenants and events of default as set forth in the DIP Financing Agreement.

The foregoing description and any undefined terms of the DIP Financing Agreement are qualified in its entirety by reference to the DIP Order entered by the Bankruptcy Court and the DIP Financing Agreement filed with the Bankruptcy Court.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petition described in Item 1.03 above constitutes an event of default that accelerates the Company’s obligations under the following agreements: that certain Credit Agreement, dated as of December 15, 2015, by and among (i) the Credit Parties, and (ii) TREW Capital Management Private Credit 2 LLC, a Delaware limited liability company, as the sole lender (“Senior Secured Lender”) and as administrative agent (the “Senior Administrative Agent”) and collateral agent (in such capacities and together with the Senior Secured Lender and the Senior Administrative Agent, the “Senior Secured Lender Parties”) (as amended from time to time, the “Existing Credit Agreement”); that certain Secured Promissory Note (the “Note”), dated February 24, 2024, by and between the Borrowers and CP7 Warming Bag, L.P. (“Junior Lender”), as amended by Amendment No.1 to the Note, dated May 30, 2024; and that certain Emergency Protective Advance Agreement (the “Advance Agreement”), dated August 8, 2024, by and between the Credit Parties, the Senior Secured Lender Parties, and the Junior Lender (collectively, the Existing Credit Agreement, the Note, and the Advance Agreement are referred to as the “Financial Obligation Agreements”). The Financial Obligation Agreements provide that as a result of the Bankruptcy Petition described in Item 1.03 above, all obligations to pay any debts, principal, interest, fees, expenses, and other amounts due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Financial Obligation Agreements are automatically stayed as a result of the Bankruptcy Petition, and the creditors’ rights of enforcement in respect of the Financial Obligation Agreements are subject to the applicable provisions of the Bankruptcy Code.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 12, 2024, the Company received written notice from the director of the Listing Qualifications department of The Nasdaq Stock Market (“Nasdaq”), notifying the Company that the Company’s securities will be delisted from Nasdaq in accordance with Listing Rules 5101, 5110(b), and IM-5101-1, and for failure to satisfy Listing Rules 5550(a)(2), 5250(c)(1), and 5605. Accordingly, trading of the Company’s Common Stock will be suspended at the opening of business on September 23, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq. The Company does not intend to appeal Nasdaq’s determination.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2024, David Heidecorn resigned from the board of directors of the Company, effective immediately. Mr. Heidecorn’s resignation was not a result of any disagreements with the Company on any matter relating to the Company’s operations, policies, or practices.

Item 7.01 Regulation FD Disclosure.
On September 11, 2024, the Company issued a press release announcing the filing of the Bankruptcy Petition described in Item 1.03 above. A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
On September 16, 2024, the Company issued a press release announcing the DIP Financing described in Item 1.03 above. A copy of the press release is being filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.
The information contained in this Item 7.01 is being furnished under Item 7.01 of Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of BurgerFi International, Inc. issued on September 11, 2024.
99.2	Press Release of BurgerFi International, Inc. issued on September 16, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 17, 2024

BURGERFI INTERNATIONAL, INC.

By:	/s/ Jeremy Rosenthal
Jeremy Rosenthal, Chief Restructuring Officer